Assets Held For Sale	12 Months Ended
Oct. 25, 2015
Assets Held For Sale
Assets Held For Sale

NOTE E

Assets Held For Sale

In fiscal year 2015, the Company began actively marketing a portion of Diamond Crystal Brands (DCB). Through this process, the Company identified the specific assets and liabilities to be sold and allocated goodwill based on the relative fair values of the assets held for sale and the assets that will be retained by the Company. The Company determined the carrying value of the DCB assets held for sale more likely than not exceeded its fair value, requiring a two step test for impairment. The fair value of the net assets to be sold was determined using Level 2 inputs utilizing a market participant bid along with internal valuations of the business. An impairment charge of $21.5 million was recorded for the assets held for sale. This impairment is recorded on the Company’s Consolidated Statements of Operations on the line item “Goodwill impairment charge.” DCB is reported within the Company’s Specialty Foods segment. The portion of the business held for sale is not material to the Company’s annual net sales, net earnings, or earnings per share.

Amounts classified as assets and liabilities held for sale at October 25, 2015 are presented on the Company’s Consolidated Statement of Financial Position within their respective accounts, and include the following:

Assets held for sale (in thousands)

Current assets	$ 26,057
Goodwill	51,811
Intangibles	5,389

Property, plant and equipment	31,678

Total assets held for sale	$ 114,935

Liabilities held for sale (in thousands)

Total current liabilities held for sale	$ 3,191